Exhibit 99.1
FOR RELEASE at 1:10 PM PST
BigBand Announces Fourth Quarter and Fiscal Year 2010 Results
REDWOOD CITY, Calif., February 1, 2011—BigBand Networks, Inc. (NASDAQ: BBND), a leader in digital video networking, today reported financial results for the fourth quarter and fiscal year ended December 31, 2010.
For the fourth quarter of 2010, total revenues were $26.3 million. This compares to revenues of $34.4 million reported in the fourth quarter of 2009. GAAP net loss for the fourth quarter of 2010 was $5.9 million, or ($0.09) per share, compared to GAAP net loss of $1.2 million, or ($0.02) per share, reported in the fourth quarter of 2009.
On a non-GAAP basis, the Company reported a net loss of $3.4 million, or ($0.05) per share, in the fourth quarter of 2010, which compares to non-GAAP net income of $3.1 million, or $0.04 per diluted share, reported in the fourth quarter of 2009. Fourth quarter 2010 non-GAAP results exclude $2.5 million in stock-based compensation expense and related income taxes.
For fiscal year 2010, total revenues were $111.7 million, compared to $139.5 million reported in 2009. GAAP net loss was $31.6 million, or ($0.46) per share, compared to GAAP net loss of $6.7 million, or ($0.10) per share, reported in fiscal year 2009.
On a non-GAAP basis, the Company reported a net loss of $17.5 million, or ($0.26) per share, for fiscal year 2010, which compares to non-GAAP net income of $9.3 million, or $0.13 per diluted share, reported for 2009. The GAAP to non-GAAP reconciling items, for the three months and years ended December 31, 2010 and 2009 can be found in “The Reconciliations of GAAP to Non-GAAP Financial Measures” attached to this press release.
BigBand closed fiscal year 2010 with $143.5 million in cash, cash equivalents and marketable securities.
“While our financial performance in fiscal year 2010 and our current outlook are disappointing, our recent progress with our customers and products is promising,” commented Amir Bassan-Eskenazi, President and CEO of BigBand Networks. “We are encouraged by our recent SDV win in Asia, we have received promising feedback on the MSP QAM and are experiencing growing interest in our vIP PASS and Advanced Advertising solutions. We are optimistic that the strategy we are pursuing will allow for improved financial results in the second half of 2011.”
First Quarter 2011 Business Outlook
For the first quarter of 2011, management provides the following outlook:
•	Net revenues are expected to be in the range of $17.0 million to $20.0 million

•	GAAP gross margins are expected to be in the range of 49% to 52%

•	Non-GAAP gross margins are expected to be in the range of 52% to 55%

•	GAAP operating expenses are expected to be in the range of $21.5 million to $22.5 million

•	Non-GAAP operating expenses are expected to be in the range of $17.0 million to $18.0 million

•	GAAP net loss per share is expected to be in the range of ($0.17) to ($0.20)

•	Non-GAAP net loss per share is expected to be in the range of ($0.09) to ($0.12)
The following table shows our non-GAAP outlook for the quarter ending March 31, 2011 reconciled to our GAAP outlook. Our non-GAAP outlook excludes stock-based compensation and restructuring charges.

	Estimated loss per
	Share
	Low	High
GAAP net loss	($0.17)	($0.20)
Stock-based compensation	0.05	0.05
Restructuring charges	0.03	0.03

Non-GAAP net loss	($0.09)	($0.12)

Non-GAAP Financial Measures
BigBand reports all financial information required in accordance with U.S. generally accepted accounting principles (GAAP), but we believe that evaluating our ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Many of our investors have requested that we disclose non-GAAP information because it is useful in understanding our performance as it excludes non-cash and other one-time charges or benefits that many investors feel may obscure our true operating results. Likewise, management uses non-GAAP measures to manage and assess the profitability of our business going forward and does not consider stock-based compensation expense or restructuring charges in managing our operations and related taxes. Specifically, management does not consider these expenses/benefits when developing and monitoring our budgets and spending. The economic substance behind our decision to exclude stock-based compensation is that this change is non-cash in nature. We exclude restructuring charges as they are one-time events. As a result, we use calculations of non-GAAP operating income, net loss, net loss per share and gross margin, which exclude these expenses when evaluating our ongoing operations and allocating resources within the organization.
As a result, our management believes it is useful, for itself and investors, to review both GAAP information that includes such charges and non-GAAP financial measures that exclude these charges because management believes such information enables readers of these financial results to have a better understanding of the overall performance of our ongoing business operations in the periods presented.
Whenever we use a non-GAAP financial measure, we provide a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.
Conference Call Details for February 1, 2011
BigBand Networks will host a corresponding conference call and live webcast at 2:00 p.m. Pacific Time today. To access the conference call, dial +1-877-941-2068 for the U.S. or Canada and +1-480-629-9712 for international callers. The webcast will be available live on the Investor Relations section of the Company’s corporate website at www.bigbandnet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 4:00 p.m. Pacific Time on February 1, 2011 until 11:59 p.m. Pacific Time on February 8, 2011, by dialing +1-800-406-7325 or +1-303-590-3030 for callers outside the U.S. and Canada, and entering passcode 4401235#.
Cautionary Statement
The statements in this release regarding recent progress with customers being promising, being encouraged by our recent SDV win, promising feedback on our MSP QAM, growing interest in our viP PASS and Advanced Advertising solutions, being optimistic that our strategy will allow for improved financial results in the second half of 2011 and our GAAP and non-GAAP business outlook, as applicable, with respect to the quarter ending March 31, 2011 (including revenues, gross margins, operating expenses and net loss per share) are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected fluctuations in our business due to adverse changes in the global economy, global credit issues, volatility in equity markets, changes in demand for video services, the market acceptance of our products; the financial strengths of our current and potential customers; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; the timing of recognition of a significant portion of our net revenues given the complex systems integration involved; our ability to manage operating expenses effectively; the level of orders that are received and can be shipped in a given quarter; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to BigBand’s Report on Form 10-K for fiscal year 2009 and most recent Report on Form 10-Q for the quarter ended September 30, 2010. You can obtain copies of the reports on the SEC’s Web site (www.sec.gov).
Stockholders of BigBand Networks are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. BigBand Networks does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this February 1, 2011 press release, or to reflect the occurrence of unanticipated events.
About BigBand Networks
BigBand Networks, Inc. [NASDAQ: BBND] provides broadband service providers with innovative digital video networking solutions designed to make it easier to move, manage and monetize video. These solutions are based on BigBand’s video-networking platforms that are built to enable efficient and reliable delivery across a wide range of services, including digital TV, high definition TV, advanced advertising, video-on-demand and interactive TV. BigBand Networks has done business with more than 200 customers in North America, Asia and Europe — including seven of the ten largest cable and telco service providers in North America. BigBand Networks is based in Redwood City, Calif., with offices worldwide. For additional information about the company, please call +1.650.995.5000, email info@bigbandnet.com or visit www.bigbandnet.com.

BigBand Networks’ brand and product names are service marks, trademarks or registered trademarks of BigBand Networks, Inc. in the United States and other countries. All other marks are the property of their respective owners.
Investor Relations:
Erica Abrams
+1.415.217.5864
erica@blueshirtgroup.com
Matthew Hunt
+1.415.489.2194
matt@blueshirtgroup.com

BigBand Networks, Inc.
Condensed Consolidated Balance Sheets
(In thousands, Unaudited)

	As of December 31,	As of December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$21,537	$24,894
Marketable securities	122,012	147,014

Total cash, cash equivalents and marketable securities	143,549	171,908
Accounts receivable, net	5,001	18,495
Inventories, net	11,117	4,933
Prepaid expenses and other current assets	4,190	6,177

Total current assets	163,857	201,513

Property and equipment, net	8,088	11,417
Goodwill	1,656	1,656
Other non-current assets	7,170	9,002

Total assets	$180,771	$223,588

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,656	$9,483
Accrued compensation and related benefits	5,178	5,023
Current portion of deferred revenues, net	18,143	32,428
Current portion of other liabilities	4,266	7,083

Total current liabilities	32,243	54,017

Deferred revenues, net, less current portion	8,327	12,438
Other liabilities, less current portion	1,692	2,642
Accrued long-term Israeli severance pay	4,376	4,215

Stockholders’ equity:
Common stock	70	67
Additional paid-in-capital	299,003	283,704
Accumulated other comprehensive income	253	124
Accumulated deficit	(165,193)	(133,619)

Total stockholders’ equity	134,133	150,276

Total liabilities and stockholders’ equity	$180,771	$223,588

BigBand Networks, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts, Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net revenues:
Products	$15,859	$24,867	$73,606	$93,662
Services	10,477	9,531	38,109	45,852

Total net revenues	26,336	34,398	111,715	139,514

Cost of net revenues:
Products	9,171	11,768	42,705	45,961
Services	2,669	3,215	11,850	12,384

Total cost of net revenues	11,840	14,983	54,555	58,345

Gross profit	14,496	19,415	57,160	81,169

Operating expenses:
Research and development	11,889	12,123	50,923	46,431
Sales and marketing	4,408	5,888	20,939	24,201
General and administrative	3,932	4,753	16,492	18,862
Restructuring charges	—	—	900	1,356
Class action litigation charges	—	—	—	477

Total operating expenses	20,229	22,764	89,254	91,327

Operating loss	(5,733)	(3,349)	(32,094)	(10,158)
Interest income	182	433	1,259	2,570
Other expense, net	(84)	(156)	(401)	(218)

Loss before provision for (benefit from) income taxes	(5,635)	(3,072)	(31,236)	(7,806)
Provision for (benefit from) income taxes	275	(1,834)	338	(1,067)

Net loss	$(5,910)	$(1,238)	$(31,574)	$(6,739)

Basic net loss per common share	$(0.09)	$(0.02)	$(0.46)	$(0.10)

Diluted net loss per common share	$(0.09)	$(0.02)	$(0.46)	$(0.10)

Shares used in GAAP basic net loss per common share	69,380	66,738	68,389	65,936

Shares used in GAAP diluted net loss per common share	69,380	66,738	68,389	65,936

BigBand Networks, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts, Unaudited)

	Three Months Ended December 31, 2010
		Stock-based
		Compensation	Non-GAAP
	GAAP Results	and Income Taxes	Results
Net revenues:
Products	$15,859	$—	$15,859
Services	10,477	—	10,477

Total net revenues	26,336	—	26,336

Cost of net revenues:
Products	9,171	(212)	8,959
Services	2,669	(170)	2,499

Total cost of net revenues	11,840	(382)	11,458

Gross profit	14,496	382	14,878

Operating expenses:
Research and development	11,889	(945)	10,944
Sales and marketing	4,408	(370)	4,038
General and administrative	3,932	(665)	3,267

Total operating expenses	20,229	(1,980)	18,249

Operating loss	(5,733)	2,362	(3,371)
Interest income	182	—	182
Other expense	(84)	—	(84)

Loss before provision for income taxes	(5,635)	2,362	(3,273)
Provision for income taxes	275	(138)	137

Net loss	$(5,910)	$2,500	$(3,410)

Basic net loss per common share	$(0.09)		$(0.05)

Diluted net loss per common share	$(0.09)		$(0.05)

Shares used in basic net loss per common share	69,380		69,380

Shares used in diluted net loss per common share	69,380		69,380

BigBand Networks, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts, Unaudited)

	Year Ended December 31, 2010
		Stock-based	Restructuring
	GAAP Results	Compensation	charges	Non-GAAP Results
Net revenues:
Products	$73,606	$—	$—	$73,606
Services	38,109	—	—	38,109

Total net revenues	111,715	—	—	111,715

Cost of net revenues:
Products	42,705	(1,227)	—	41,478
Services	11,850	(877)	—	10,973

Total cost of net revenues	54,555	(2,104)	—	52,451

Gross profit	57,160	2,104	—	59,264

Operating expenses:
Research and development	50,923	(4,889)	—	46,034
Sales and marketing	20,939	(2,105)	—	18,834
General and administrative	16,492	(3,937)	—	12,555
Restructuring charges	900	—	(900)	—

Total operating expenses	89,254	(10,931)	(900)	77,423

Operating loss	(32,094)	13,035	900	(18,159)
Interest income	1,259	—	—	1,259
Other expense	(401)	—	—	(401)

Loss before provision for income taxes	(31,236)	13,035	900	(17,301)
Provision for income taxes	338	(97)	—	241

Net loss	$(31,574)	$13,132	$900	$(17,542)

Basic net loss per common share	$(0.46)			$(0.26)

Diluted net loss per common share	$(0.46)			$(0.26)

Shares used in basic net loss per common share	68,389			68,389

Shares used in diluted net loss per common share	68,389			68,389

BigBand Networks, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts and percentages, Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
GAAP and Non-GAAP net revenues as reported	$26,336	$34,398	$111,715	$139,514

GAAP cost of net revenues as reported	$11,840	$14,983	$54,555	$58,345
Inventory recovery relating to CMTS platform	—	—	—	73
Stock-based compensation expense	(382)	(563)	(2,104)	(2,084)

Non-GAAP cost of net revenues	$11,458	$14,420	$52,451	$56,334

GAAP gross profit as reported	$14,496	$19,415	$57,160	$81,169
Inventory recovery relating to CMTS platform	—	—	—	(73)
Stock-based compensation expense	382	563	2,104	2,084

Non-GAAP gross profit	$14,878	$19,978	$59,264	$83,180

As a percentage of net revenues:
GAAP gross profit as reported	55.0%	56.4%	51.2%	58.2%

Non-GAAP gross profit	56.5%	58.1%	53.0%	59.6%

GAAP operating loss as reported	$(5,733)	$(3,349)	$(32,094)	$(10,158)
Inventory recovery relating to CMTS platform	—	—	—	(73)
Stock-based compensation expense:
- Cost of net revenues	382	563	2,104	2,084
- Research and development	945	1,321	4,889	4,887
- Sales and marketing	370	681	2,105	2,432
- General and administrative	665	1,356	3,937	4,816
Restructuring charges	—	—	900	1,356
Class action litigation charges	—	—	—	477

Non-GAAP operating (loss) income	$(3,371)	$572	$(18,159)	$5,821

GAAP net loss as reported	$(5,910)	$(1,238)	$(31,574)	$(6,739)
Inventory recovery relating to CMTS platform	—	—	—	(73)
Stock-based compensation expense	2,362	3,921	13,035	14,219
Restructuring charges	—	—	900	1,356
Class action litigation charges	—	—	—	477
Tax benefits	138	377	97	25

Non-GAAP net (loss) income	$(3,410)	$3,060	$(17,542)	$9,265

Basic Non-GAAP net (loss) income per common share	$(0.05)	$0.05	$(0.26)	$0.14

Diluted Non-GAAP net (loss) income per common share	$(0.05)	$0.04	$(0.26)	$0.13

Shares used in Basic Non-GAAP net (loss) income per common share	69,380	66,738	68,389	65,936

Shares used in Diluted Non-GAAP net (loss) income per common share	69,380	69,027	68,389	68,727